PSEG Investor News                                                      NYSE:PEG
For further information, contact:
    > Brian Smith, Director, Investor Relations          Phone: 973-430-6564
    > Greg McLaughlin, Sr. Investor Relations Analyst    Phone: 973-430-6568
    > Meg Butler, Sr. Investor Relations Analyst         Phone: 973-430-6565
--------------------------------------------------------------------------------
                                                                   July 17, 2002

                   PSEG ANNOUNCES SECOND-QUARTER 2002 RESULTS:
                  56 CENTS PER SHARE OF COMMON STOCK EXCLUDING
            CHARGES OF $1.84 PER SHARE RELATED TO CERTAIN INVESTMENTS
                   IN PSEG GLOBAL AND PSEG ENERGY TECHNOLOGIES

            Charges Reflect Writedown of All Investments in Argentina
                 And Decisions To Exit PSEG Energy Technologies
           And PSEG Global's Tanir Bavi Generating Facility in India,
          Resulting in a Loss of $1.28 Per Share for the Second Quarter


 PSEG Also Records Charges of 58 Cents Per Share Retroactively to First Quarter
          Stemming from Implementation of Goodwill Accounting Standard

                Company Lowers 2002 EPS Guidance by 5% to a Range
     Of $3.70 to $3.90 Per Share Excluding Total Charges of $2.57 Per Share


     Public Service Enterprise Group (PSEG) announced today (July 17, 2002) that results for the second quarter of 2002 were $116 million or 56 cents per share of common stock, based on 207 million average shares outstanding, excluding after-tax charges of $380 million or $1.84 per share. These charges are related to investments in PSEG Global and the decisions to discontinue operations of PSEG Energy Technologies and PSEG Global's Tanir Bavi generating facility in India. Including these charges, PSEG reported a loss of $264 million or $1.28 per share for the second quarter.

     PSEG also announced today that it has implemented the new goodwill accounting standard, SFAS 142, Goodwill and Other Intangible Assets. This has resulted in an impairment of the recorded amount of goodwill at PSEG Global's investments in Argentina, Brazil and India as well as investments in PSEG Energy Technologies. As required by the standard, the company recorded after-tax charges of $120 million or 58 cents per share retroactively to the first quarter of 2002.

     For the year through June 30, the charges totaled $531 million or $2.57 per share, including $31 million or 15 cents per share previously taken in the first quarter. Excluding the charges, PSEG's results for the first half of the year were $327 million or $1.58 per share. Including the charges, PSEG reported a loss for the first six months of $204 million or 99 cents per share.

     See Attachments 1 to 7 for details of quarterly and six-month results for PSEG and its principal subsidiaries - Public Service Electric and Gas Company (PSE&G), PSEG Power and PSEG Energy Holdings.

     "These charges of $2.57 are largely consistent with estimates totaling $2.44 per share that were provided in our first-quarter 10-Q," said E. James Ferland, chairman and chief executive officer. "These dealt with the effects on our investments in Argentina due to the economic, political and social crisis there and on the implementation of the goodwill accounting standard. The small difference reflects recent decisions to discontinue operations of PSEG Energy Technologies, our energy services business, based on a review of its strategic fit within PSEG, and of PSEG Global's Tanir Bavi generating facility in India due to local regulatory issues."

CONTINUING OPERATIONS: RESULTS AND OUTLOOK

     Excluding the charges, PSEG's underlying earnings per share of 56 cents in the second quarter were lower by 16 cents compared to results for the same period of last year. The results were negatively affected by unexpected losses in PSEG Resources' KKR leveraged buyout portfolio, lower energy trading margins realized by PSEG Power due to a softer energy market, higher O&M and other expenses at PSEG Power and lower margins at PSE&G. These decreases were offset in part by higher basic generation service (BGS) margins at PSEG Power and a gain by PSEG Global related to its 2001 withdrawal from an interest in the Eagle Point Cogeneration Partnership.

     "The weaker-than-expected second quarter results, in conjunction with the 15-cents-per-share negative effect of warm weather on our utility's gas sales in the first quarter, has put pressure on PSEG to achieve its initial full-year, earnings-per-share objectives," Ferland said. "Even though we expect a particularly solid performance by PSEG Power in the second half of the year, we think it is prudent to revise guidance downward by a modest 5% to a range of $3.70 to $3.90, excluding the charges we have taken this year."

     "While we are not happy about the 5% revision, it is reflective of the current turmoil in both the financial and energy markets and an overall very tough business environment," Ferland said. "The fact is that, even with a slightly lower target, we expect to achieve earnings above last year's record of $3.70 per share."

     He explained that PSEG Power will be the primary earnings driver for the balance of the year due to its successful participation as a wholesale supplier to bidders of basic generation service (BGS) to New Jersey's electric utilities, including PSE&G. Earlier this year, PSEG Power secured contracts on more than 75% of its capacity with suppliers that won the right in the state's first BGS auction to serve utilities for a year beginning August 1.

     "The prices PSEG Power will charge under these contracts are significantly higher than it now charges PSE&G," Ferland said, noting that specific contract terms are appropriately confidential. "PSEG Power earned $394 million in 2001 and we are looking for it to improve on that substantially this year."

     Ferland said PSEG Power's trading business has been a solid performer, with a strategy of trading around its physical assets. "Since its inception, the majority of trading gains has been realized, making this business not only a strong contributor to earnings but also a solid provider of cash flow," he said. "Its open positions are short and medium term in nature and are valued using multiple external sources and the transparent pricing available in the liquid PJM ISO marketplace."

     In support of its revised guidance for 2002, Ferland said earnings targets for PSEG's three major businesses - excluding the charges recorded this year -- are as follows: PSEG Power -- $460 to $500 million, PSE&G -- $175 to $185 million, and PSEG Energy Holdings, the parent of PSEG Global and PSEG Resources -- $145 to $155 million.

     Ferland said PSEG continues to target 7% earnings-per-share growth over the long term. Looking to 2003, he said the company is providing initial earnings per share guidance in the range of $4.00 to $4.20. He said the key drivers of next year's growth will be:

     o PSEG Power's continuing benefits as a wholesale BGS provider since New Jersey will conduct a second auction for yet-to-be determined periods commencing August 1, 2003.

     o A successful outcome to PSE&G's recently filed electric rate case. PSE&G is seeking an annual increase of $250 million. New rates are expected to be implemented on August 1, 2003.

     o Modest improvements in the performance of PSEG Global through various initiatives to enhance the return on capital as well as PSEG Resources through new investments and less exposure to the KKR portfolio.

     "Going forward, we have a solid business plan built around PSEG Power with its low-cost generation, strategic locational advantages in the Northeast, a solid fuel mix, and excellent trading capability. This combination allows us to operate more successfully when energy markets elsewhere are soft," Ferland said.

     He added: "With the completion of the electric rate case next year, PSE&G will have emerged successfully from a four-year transition period stemming from the restructuring of the electric industry in New Jersey. With normal weather helping energy sales, it is expected to be a steady earnings contributor in the years ahead. Finally, with its risks in Argentina and India removed, significant cost-cutting initiatives underway and limited spending planned for at least the next 18 to 24 months, PSEG Global...as well as PSEG Resources...are also expected to be steady contributors to earnings and cash flow."

================================================================================
       This release includes forward-looking statements. Although Public
       Service Enterprise Group Incorporated and its subsidiaries believe that their expectations are based on reasonable assumptions, they can give no assurance that these expectations will be achieved. For further information, please refer to their reports filed with the Securities and Exchange Commission. These documents address company business, industry issues and other factors that could cause actual results to differ materially from those indicated in this release.
================================================================================

                                                                                             Attachment 1
                                  PSEG Results
                                  June 30, 2002
                                   (Unaudited)

---------------------------------------------------------------------------------------------------------
                                                               Second Quarter               YTD
                                                              2002        2001        2002       2001
---------------------------------------------------------------------------------------------------------
Earnings ($Millions)
--------------------
PSE&G                                                             $ 7         $ 31       $ 74      $ 140
PSEG Power                                                         83          104        203        206
PSEG Energy Holdings
    PSEG Global                                                  (309)           4       (321)        52
    PSEG Resources                                                 (5)          14          9         17
    PSEG Energy Technologies                                        -           (1)        (1)        (1)
    PSEG Energy Holdings                                           (1)           3         (3)         2
                                                           ----------------------------------------------
Subtotal                                                         (315)          20       (316)        70
    Loss on Early Extinguishment of Debt                            -            -          -         (2)
    Loss from Discontinued Operations,
       including Loss on Disposal                                 (37)          (8)       (37)       (11)
    Cumulative Effect of a Change in
       Accounting Principle                                         -            -       (120)         9
                                                           ----------------------------------------------
Total PSEG Energy Holdings                                       (352)          12       (473)        66
                                                           ----------------------------------------------
  PSEG                                                             (2)          (4)        (8)        (8)
---------------------------------------------------------------------------------------------------------
PSEG Net Income (Loss)                                          $(264)       $ 143      $(204)     $ 404
---------------------------------------------------------------------------------------------------------
Total Impairment and Other Charges, Including
Operating Loss at Argentina                                     $(380)        $ (8)     $(531)      $ (4)
---------------------------------------------------------------------------------------------------------
PSEG Income from Continuing Operations,
Excluding Loss from Operations of Impaired
Assets and Write-down of Argentine Investments                  $ 116        $ 151      $ 327      $ 408
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Average Shares Outstanding (millions)                             207          209        207        209
---------------------------------------------------------------------------------------------------------

EPS
---
PSE&G                                                          $ 0.03       $ 0.15     $ 0.36     $ 0.67
PSEG Power                                                       0.40         0.50       0.98       0.99
PSEG Energy Holdings
    PSEG Global                                                 (1.49)        0.02      (1.55)      0.25
    PSEG Resources                                              (0.02)        0.07       0.04       0.08
    PSEG Energy Technologies                                        -            -      (0.01)     (0.01)
    PSEG Energy Holdings                                        (0.01)        0.01      (0.01)      0.01
                                                           ----------------------------------------------
Subtotal                                                        (1.52)        0.10      (1.53)      0.33
    Loss on Early Extinguishment of Debt                            -            -          -      (0.01)
    Loss from Discontinued Operations,
       including Loss on Disposal                               (0.18)       (0.04)     (0.18)     (0.05)
    Cumulative Effect of a Change in
       Accounting Principle                                         -            -      (0.58)      0.04
                                                           ----------------------------------------------
Total PSEG Energy Holdings                                      (1.70)        0.06      (2.29)      0.31
                                                           ----------------------------------------------
   PSEG                                                         (0.01)       (0.03)     (0.04)     (0.03)
---------------------------------------------------------------------------------------------------------
PSEG Net Income (Loss)                                        $ (1.28)      $ 0.68    $ (0.99)     $1.94
---------------------------------------------------------------------------------------------------------
Total Impairment and Other Charges and Other Charges,
Including Operating Loss at Aregntina                         $ (1.84)      $(0.04)   $ (2.57)    $(0.02)
---------------------------------------------------------------------------------------------------------
PSEG Income from Continuing Operations,
Excluding Loss from Operations of Impaired
Assets and Write-down of Argentine Investments                 $ 0.56       $ 0.72     $ 1.58      $1.96
---------------------------------------------------------------------------------------------------------

                                                                                                                        Attachment 2

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                 CONDENSED STATEMENTS OF OPERATIONS (Unaudited)
                (Millions of Dollars, except for Per Share Data)

------------------------------------------------------------------------------------------------------------------------------------
                        Three Months Ended June 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                PSEG Energy
                                                                               PSEG       PSE&G     PSEG Power  Holdings     Other*
                                                                             --------- ---------- ----------- -----------  --------
Operating Revenues                                                            $ 2,064    $ 1,230      $1,292       $ 160    $ (618)

Operating Expenses
     Energy & Trading Costs                                                     1,069        758         901          28      (618)
     Operation & Maintenance                                                      451        233         196          32       (10)
     Writedown of Argentine Investments                                           506          -           -         506         -
     Depreciation & Amortization                                                  139        100          27           6         6
     Taxes Other than Income Taxes                                                 28         32          (4)          1        (1)
                                                                             --------- ---------- ----------- -----------  --------
          Total Operating Expenses                                              2,193      1,123       1,120         573      (623)
                                                                             --------- ---------- ----------- -----------  --------
Operating Income (Loss)                                                          (129)       107         172        (413)        5

Other Income and Deductions                                                       (16)         5           -         (21)        -
Interest Expense and Preferred Securities Dividend Requirements                  (203)      (106)        (28)        (58)      (11)
Income Taxes                                                                      121          1         (61)        177         4
                                                                             --------- ---------- ----------- -----------  --------

INCOME (LOSS) FROM CONTINUING OPERATIONS                                         (227)         7          83        (315)       (2)

Loss from Discontinued Operations, including Loss on Disposal, net of tax         (37)         -           -         (37)        -
                                                                             --------- ---------- ----------- -----------  --------

NET INCOME (LOSS)                                                            $   (264)       $ 7        $ 83      $ (352)     $ (2)
                                                                             ======================================================

Income (Loss) from Continuing Operations                                     $   (227)       $ 7        $ 83      $ (315)     $ (2)
     Loss from Operations of Impaired Assets, net of tax                            9          -           -           9         -
     Writedown of Argentine Investments, net of tax                               334          -           -         334         -
Income from Continuing Operations, Excluding Loss from Operations of         --------- ---------- ----------- -----------  --------
     Impaired Assets and Writedown of Argentine Investments                  $    116        $ 7        $ 83        $ 28      $ (2)
                                                                             =======================================================

Weighted Average Common Shares Outstanding (000's):                           206,927
                                                                             =========

Earnings Per Share (Basic and Diluted):
     Loss from Continuing Operations                                         $  (1.10)
     Loss from Discontinued Operations, including Loss on Disposal              (0.18)
                                                                             ---------
     Net Loss                                                                $  (1.28)
                                                                             =========

Earnings Per Share (Basic and Diluted):
     Loss from Continuing Operations                                         $  (1.10)
        Loss from Operations of Impaired Assets                                  0.04
        Writedown of Argentine Investments                                       1.62
     Income from Continuing Operations, Excluding Loss from Operations of    ---------
         Impaired Assets and Writedown of Argentine Investments              $   0.56
                                                                             =========

     Dividends Paid Per Share of Common Stock                                $   0.54
                                                                             =========

------------------------------------------------------------------------------------------------------------------------------------
                       Three Months Ended June 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           PSEG Energy
                                                                        PSEG       PSE&G     PSEG Power     Holdings      Other*
                                                                       --------- ---------- ----------- ---------------  --------
Operating Revenues                                                      $ 2,047    $ 1,311      $1,159            $ 88    $ (511)

Operating Expenses
     Energy & Trading Ccsts                                               1,034        801         745               -      (512)
     Operation & Maintenance                                                441        242         182              19        (2)
     Depreciation & Amortization                                            123         91          25               2         5
     Taxes Other than Income Taxes                                           38         31           6               -         1
                                                                       --------- ---------- ----------- ---------------  --------
          Total Operating Expenses                                        1,636      1,165         958              21      (508)
                                                                       --------- ---------- ----------- ---------------  --------
Operating Income (Loss)                                                     411        146         201              67        (3)

Other Income and Deductions                                                   2          2          (2)             (1)        3
Interest Expense and Preferred Securities Dividend Requirements            (177)       (99)        (25)            (41)      (12)
Income Taxes                                                                (85)       (18)        (70)             (5)        8
                                                                       --------- ---------- ----------- ---------------  --------

INCOME FROM CONTINUING OPERATIONS                                           151         31         104              20        (4)

Loss from Discontinued Operations, net of tax                                (8)         -           -              (8)        -
                                                                       --------- ---------- ----------- ---------------  --------

NET INCOME (LOSS)                                                         $ 143       $ 31       $ 104            $ 12      $ (4)
                                                                       ========= ========== =========== ===============  ========


Weighted Average Common Shares Outstanding (000's):                     208,701
                                                                       =========

Earnings Per Share (Basic and Diluted):
     Income from Continuing Operations                                   $ 0.72
     Loss from Discontinued Operations                                    (0.04)
                                                                       ---------
     Net Income                                                          $ 0.68
                                                                       =========

     Dividends Paid Per Share of Common Stock                            $ 0.54
                                                                       =========

* Primarily includes financing activities at the parent and intercompany eliminations relating to basic generation service and basic gas supply service.

                                                                                                             Attachment 3

                                        PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                     CONDENSED STATEMENTS OF OPERATIONS (Unaudited)
                                    (Millions of Dollars, except for Per Share Data)

-------------------------------------------------------------------------------------------------------------------------
                                                Six Months Ended June 30, 2002
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    PSEG Energy
                                                                      PSEG      PSE&G    PSEG Power  Holdings     Other*
                                                                   ---------- --------  --------- ------------- ---------
Operating Revenues                                                   $ 4,432  $ 2,889     $2,330         $ 320   $(1,107)

Operating Expenses
    Energy & Trading Costs                                             2,270    1,817      1,501            58    (1,106)
    Operation & Maintenance                                              902      482        379            55       (14)
    Writedown of Argentine Investments                                   506        -          -           506         -
    Depreciation & Amortization                                          271      198         50            13        10
    Taxes Other than Income Taxes                                         75       75          -             1        (1)
                                                                   ---------- --------  --------- ------------- ---------
         Total Operating Expenses                                      4,024    2,572      1,930           633    (1,111)
                                                                   ---------- --------  --------- ------------- ---------
Operating Income (Loss)                                                  408      317        400          (313)        4

Other Income and Deductions                                              (53)       9          -           (62)        -
Interest Expense and Preferred Securities Dividend Requirements         (409)    (211)       (56)         (118)      (24)
Income Taxes                                                               7      (41)      (141)          177        12
                                                                   ---------- --------  --------- ------------- ---------

INCOME (LOSS) FROM CONTINUING OPERATIONS                                 (47)      74        203          (316)       (8)

Loss from Discontinued Operations, including Loss on Disposal,
    net of tax                                                           (37)       -          -           (37)        -
                                                                   ---------- --------  --------- ------------- ---------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
    A CHANGE IN ACCOUNTING PRINCIPLE                                     (84)      74        203          (353)       (8)

Cumulative Effect of a Change in Accounting Principle                   (120)       -          -          (120)        -
                                                                   ---------- --------  --------- ------------- ---------

NET INCOME (LOSS)                                                     $ (204)    $ 74      $ 203        $ (473)     $ (8)
                                                                   ========== ========  ========= ============= =========

Income (Loss) from Continuing Operations                               $ (47)    $ 74      $ 203        $ (316)     $ (8)
    Loss from Operations of Impaired Assets, net of tax                   40        -          -            40         -
    Writedown of Argentine Investments, net of tax                       334        -          -           334         -
Income from Continuing Operations, Excluding Loss from Operations
    of Impaired Assets and Writedown of Argentine Investment       ---------- --------  --------- ------------- ---------
                                                                       $ 327     $ 74      $ 203          $ 58      $ (8)
                                                                   ========== ========  ========= ============= =========

Weighted Average Common Shares Outstanding (000's):                  206,631
                                                                   ==========

Earnings Per Share (Basic and Diluted):
    Loss from Continuing Operations                                  $ (0.23)
    Loss from Discontinued Operations, including Loss on Disposal      (0.18)
                                                                   ----------
    Loss Before Cumulative Effect of a Change in Accounting
      Principle                                                        (0.41)
    Cumulative Effect of A Change in Accounting Principle              (0.58)
                                                                   ----------
    Net Loss                                                         $ (0.99)
                                                                   ==========

Earnings Per Share (Basic and Diluted):
    Loss from Continuing Operations                                  $ (0.23)
       Loss from Operations of Impaired Assets                          0.19
       Writedown of Argentine Investments                               1.62
    Income from Continuing Operations, Excluding Loss from
        Operations of Impaired Assets and Writedown of
          Argentine Investments                                       $ 1.58
                                                                   ==========
    Dividends Paid Per Share of Common Stock                          $ 1.08
                                                                   ==========

-------------------------------------------------------------------------------------------------------------------------
                                                Six Months Ended June 30, 2001
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        PSEG Energy
                                                                      PSEG      PSE&G    PSEG Power Holdings     Other*
                                                                   ---------- --------  --------- ------------- ---------
Operating Revenues                                                   $ 4,751  $ 3,263     $2,295         $ 210   $(1,017)

Operating Expenses
    Energy & Trading Costs                                             2,563    2,141      1,440             -    (1,018)
    Operation & Maintenance                                              878      492        352            37        (3)
    Depreciation & Amortization                                          227      163         55             3         6
    Taxes Other than Income Taxes                                         86       74         11             -         1
                                                                   ---------- --------  --------- ------------- ---------
         Total Operating Expenses                                      3,754    2,870      1,858            40    (1,014)
                                                                   ---------- --------  --------- ------------- ---------
Operating Income (Loss)                                                  997      393        437           170        (3)

Other Income and Deductions                                               15       13         (2)            1         3
Interest Expense and Preferred Securities Dividend Requirements         (363)    (171)       (89)          (83)      (20)
Income Taxes                                                            (241)     (95)      (140)          (18)       12
                                                                   ---------- --------  --------- ------------- ---------

INCOME FROM CONTINUING OPERATIONS                                        408      140        206            70        (8)

Loss from Discontinued Operations, net of tax                            (11)       -          -           (11)        -
                                                                   ---------- --------  --------- ------------- ---------

INCOME BEFORE EXTRAORDINARY ITEM AND CUMULATIVE                          397      140        206            59        (8)
    EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE

Extraordinary Item-Loss on Early Extinguishment of Debt                   (2)       -          -            (2)        -
Cumulative Effect of a Change in Accounting Principle                      9        -          -             9         -
                                                                   ---------- --------  --------- ------------- ---------

NET INCOME (LOSS)                                                      $ 404    $ 140      $ 206          $ 66      $ (8)
                                                                   ========== ========  ========= ============= =========


Weighted Average Common Shares Outstanding (000's):                  208,512
                                                                   ==========

Earnings Per Share (Basic and Diluted):
    Income from Continuing Operations                                 $ 1.96
    Loss from Discontinued Operations                                  (0.05)
                                                                   ----------
    Income Before Cumulative Effect of a Change in Accounting
      Principle                                                         1.91
    Extraordinary Item-Loss on Early Extinguishment of Debt            (0.01)
    Cumulative Effect of A Change in Accounting Principle               0.04
                                                                   ----------
    Net Income                                                        $ 1.94
                                                                   ==========

    Dividends Paid Per Share of Common Stock                          $ 1.08
                                                                   ==========

* Primarily includes financing activities at the parent and intercompany eliminations relating to basic generation service and basic gas supply service.

                                                                                                      Attachment 4

                            Reconciliation of 2nd Qtr Results
                                       2002 to 2001
                         (excluding impairment and other charges)

2nd Qtr 2001 Income from Continuing Operations                                                              $ 0.72

PSE&G
   Lower Margins                                                                              $ (0.08)
   Other items                                                                                  (0.04)

PSEG Power
   Lower Trading Margins                                                                        (0.06)
   Stronger BGS Margins                                                                          0.07
   Higher O&M due to timing of outages and Other Items                                          (0.11)

PSEG Global - Timing of Eagle Point payment                                                      0.16

PSEG Resources - Loss on KKR Portfolio                                                          (0.10)
   Change from Prior Period                                                                                  (0.16)
                                                                                                            -------
2nd Qtr 2002 Income from contininuing operations, excluding charges related to Argentina                    $ 0.56
                                                                                                            =======



                          Reconciliation of Year-to-Date Results
                                       2002 to 2001
                         (excluding impairment and other charges)

YTD 2001 Income from Continuing Operations                                                                  $ 1.96

PSE&G
   Weather                                                                                    $ (0.11)
   Lower Margins (Higher Gas Margins from rate relief, partially offset by various items)       (0.03)
   Less Interest from 2001 Intercompany Note                                                    (0.08)
   Restructuring related items - Higher securitization amortization                             (0.09)

PSEG Power
   Lower Trading Margins                                                                        (0.12)
   Stronger BGS Margins                                                                          0.14
   Interest Savings from 2001 Intercompany Note                                                  0.08
   Higher O&M due to timing of outages and Other Items                                          (0.11)

PSEG Resources - Losses on KKR Portfolio partially offset by new investments                    (0.04)

Other Items                                                                                     (0.02)
                                                                                                ------
   Change from Prior Period                                                                                  (0.38)
                                                                                                            -------
2002 Income from continuing operations, excluding charges related to Argentina                              $ 1.58
                                                                                                            =======

                                                                                                                 Attachment 5

                        PSEG Energy Holdings

        Summary of Impairments and Other Charges by Investment
        ------------------------------------------------------

                                                                         Quarter                          YTD
                                                                       (in millions)   EPS            (in millions)   EPS
                                                                      ---------------  ----          ---------------  ---
PSEG Global:
------------
Argentina - EDEERSA and Assets Held for Sale to AES
            Writedown of Investment and Operating Losses                      $ 343      $1.66               $ 374     $1.81
            Goodwill Impairment                                                   -          -                  36      0.18
                                                                      -------------------------      ------------------------
Total Argentina                                                                 343       1.66                 410      1.99
                                                                      -------------------------      ------------------------
India - Tanir Bavi
            Discontinued Operations                                              12       0.06                   9      0.04
            Goodwill Impairment                                                   -          -                  18      0.09
                                                                      -------------------------      ------------------------
Total Tanir Bavi                                                                 12       0.06                  27      0.13
                                                                      -------------------------      ------------------------

Brazil - RGE
            Goodwill Impairment                                                   -          -                  34      0.16
                                                                      -------------------------      ------------------------

SubTotal for PSEG Global                                                      $ 355      $1.72               $ 471     $2.28
                                                                      =========================      ========================

PSEG Energy Technologies:
-------------------------
            Discontinued Operations                                            $ 25      $0.12                $ 28     $0.14
            Goodwill impairment                                                   -          -                  32      0.15
                                                                      -------------------------      ------------------------
SubTotal PSEG Energy Technologies                                                25       0.12                  60      0.29
                                                                      -------------------------      ------------------------

Total  by Investment                                                          $ 380      $1.84               $ 531     $2.57
                                                                      =========================      ========================

     Summary of Impairments and Other Charges by Income Statement Presentation
     -------------------------------------------------------------------------
                                                                          2nd Quarter                            YTD
                                                                       (in millions)   EPS            (in millions)   EPS
                                                                      ---------------  ----          ---------------  ---
Argentina - Writedown of Investments and Operating Losses                     $ 343      $1.66               $ 374     $1.81
Discontinued Operations                                                          37       0.18                  37      0.18
Goodwill Impairment                                                               -          -                 120      0.58
                                                                      -------------------------      ------------------------
Total by Income Statement Presentation                                        $ 380      $1.84               $ 531     $2.57
                                                                      =========================      ========================

                                                                                                        Attachment 6

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                      CONDENSED BALANCE SHEETS (Unaudited)
                              (Millions of Dollars)



                                                                                    As of
                                                                 June 30, 2002                  December 31, 2001
                                                               -----------------             -----------------------
     ASSETS:
      CURRENT ASSETS                                                    $ 3,035                             $ 3,285
      NET PROPERTY, PLANT AND EQUIPMENT                                  10,489                              10,064
      NONCURRENT ASSETS                                                  11,887                              12,075
                                                               -----------------             -----------------------
      TOTAL ASSETS                                                     $ 25,411                            $ 25,424
                                                               =================             =======================



      LIABILITIES AND CAPITALIZATION:

      CURRENT LIABILITIES
        Long-Term Debt Due Within One Year                              $ 1,415                             $ 1,213
        Commercial Paper and Loans                                        1,693                               1,338
        Other                                                             1,679                               2,170
                                                               -----------------             -----------------------
              Total Current Liabilities                                   4,787                               4,721
                                                               -----------------             -----------------------

      NONCURRENT  LIABILITIES                                             5,704                               5,505
                                                               -----------------             -----------------------

      CAPITALIZATION:
           Long-Term Debt                                                 6,625                               6,437
           Securitization Debt                                            2,293                               2,351
           Project Level, Non-Recourse Debt                               1,546                               1,513
                                                               -----------------             -----------------------
              Total Long-Term Debt                                       10,464                              10,301

          SUBSIDIARIES' PREFERRED SECURITIES                                760                                 760
                                                               -----------------             -----------------------

          COMMON STOCKHOLDERS' EQUITY
           Common Stock                                                   3,633                               3,599
           Treasury Stock                                                  (981)                               (981)
           Retained Earnings                                              1,384                               1,809
           Accumulated Other Comprehensive Income (Loss)                   (340)                               (290)
                                                               -----------------             -----------------------
              Total Common Stockholders' Equity                           3,696                               4,137
                                                               -----------------             -----------------------
              Total Capitalization                                       14,920                              15,198
                                                               -----------------             -----------------------
      TOTAL LIABILITIES AND CAPITALIZATION                             $ 25,411                            $ 25,424
                                                               =================             =======================

Financial covenants contained in PSEG's credit facilities include the ratio of debt (excluding non-recourse project financings and securitization debt and including commercial paper and loans, certain letters of credit and similar instruments) to total capitalization. At the end of any quarterly financial period such ratio shall not be more than 0.70 to 1. As of June 30, 2002, the ratio of debt to capitalization as calculated pursuant to the debt covenants was
0.68 to 1.

                                                                                   Attachment 7

                     Public Service Electric and Gas Company

                       Electric and Gas Sales to Customers

                                    June 2002



                                 Electric Sales
                            Millions of Kilowatthours
                            -------------------------

                                    Three         Change vs              Six          Change vs
                                Months Ended         2001           Months Ended         2001
                                ------------      ---------         ------------      ---------
Residential                         2,862            1.6%               5,611           -0.4%
Commercial                          5,310            2.3%              10,312            0.0%
Industrial                          1,719          -13.0%               3,311          -15.5%

Total                                               -0.9%                               -3.1%



                            Gas Sold and Transported
                               Millions of Therms
                               ------------------


                                    Three         Change vs              Six          Change vs
                                Months Ended         2001           Months Ended         2001
                                ------------      ---------         ------------      ---------
Residential Sales                    185             3.9%                755            -9.6%
Commercial - Firm Sales               74           -12.9%                307           -20.0%
Industrial - Firm Sales                7           -12.5%                 31           -14.1%
Gas Transported                      271            27.8%                612            15.3%

Total  *                                             2.6%                               -4.3%

* Includes interruptible and cogeneration sales